Fees Summary	Aug. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,197,786,000
Previously Paid Amount	0
Total Fee Amount	176,793.22
Total Offset Amount	0
Net Fee	$ 176,793.22